UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported)
April 4, 2012

Douglas Emmett, Inc.
 (Exact name of registrant as specified in its charter)

Maryland	1-33106	20-3073047
(State or other jurisdiction of incorporation)	Commission file number	(I.R.S. Employer identification No.)

808 Wilshire Boulevard, Suite 200, Santa Monica, California 90401
(Address of principal executive offices)      (Zip Code)

Registrant’s telephone number, including area code    (310) 255-7700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Effective April 2, 2012, the Company and each of Jordan L. Kaplan, Kenneth M. Panzer, William Kamer and Theodore E. Guth elected to eliminate the automatic one year extension in their employment agreements that would have become effective at the end of the current term (December 31, 2014) if neither party provided a non-renewal notice by November 1, 2014.  This decision was in response to current trends in employment agreement best practices, and was not based on any expectation that the agreements will not be renewed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DOUGLAS EMMETT, INC.
Dated: April 4, 2012	By:	/s/ THEODORE E. Guth
Theodore E. Guth
Chief Financial Officer